SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
            240.14a-12

                           CTI INDUSTRIES CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|X|   No Fee Required

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD ON JUNE 28, 2002

To: Shareholders of CTI Industries Corporation

      The annual meeting of the shareholders of CTI Industries Corporation will be held at The Holiday Inn Crystal Lake, 800 South Route 31, Crystal Lake, Illinois 60014, on Friday, June 28, 2002, at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

      1. To elect 5 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

      2. To approve the adoption of the CTI Industries Corporation 2002 Stock Option Plan (Item No. 2 on proxy card);

      3. To ratify the appointment of Grant Thornton, L.L.P. as auditors of the Corporation for 2002 (Item No. 3 on proxy card); and

      4. To transact such other business as may properly come before the meeting.

      The close of business on May 9, 2002, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

      BY ORDER OF THE BOARD OF DIRECTORS


May 15, 2002                            /s/Stephen M. Merrick
                                        ----------------------------------------
                                        Stephen M. Merrick, Secretary

                             YOUR VOTE IS IMPORTANT

            It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                                 PROXY STATEMENT

Information Concerning the Solicitation

      This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of CTI Industries Corporation (the "Company"), an Illinois corporation, to be held at 10:00 a.m. Central Daylight Savings Time on Friday, June 28, 2002, at The Holiday Inn Crystal Lake, 800 South Route 31, Crystal Lake, Illinois 60014. The proxy materials are being mailed to shareholders of record at the close of business on May 9, 2002.

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

      The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Quorum and Voting

      Only shareholders of record at the close of business on May 9, 2002 are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 803,760 shares of Common Stock and 329,670 shares of Class B Common Stock. Each share has one vote. A simple majority of the outstanding shares of Common Stock and Class B Common Stock, as a single class, is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. Holders of Class B Common Stock, voting separately as a class, have the right to elect three of the Company's five directors, and will vote together with holders of the Company's Common Stock, as a single class, on the election of the remaining two directors. The Company's Articles of Incorporation grants the holders of Class B Common Stock the right to elect four of seven total directors but only three directors shall be elected by the Class B Common Stock at this meeting. The Company's Articles of Incorporation grants the holders of Common Stock the right to elect three of seven total directors, but only two directors will be elected by the Company's Common Stockholders at this meeting. The directors elected by the Class B Common Stock reserve the right to appoint a director to fill the vacancy. Neither the Common Stock nor Class B Common Stock possess cumulative voting rights, and the election of directors will be by the vote of a majority of shares of Common Stock and/or Class B Common Stock, as the case may be, present in person or by proxy at the Annual Meeting. Approval of the 2002 Stock Option Plan will require the vote of a simple majority of the shares of Common Stock and Class B Common Stock outstanding as of the record date, voting together as a class. Ratification of auditors will require the vote of a simple majority of the shares of Common Stock and Class B Common Stock present at the meeting by person or proxy, voting together as a class. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

      A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" proposal 2, and "FOR" for proposal 3.

Stock Ownership by Management and Others

      The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock, as of May 9, 2002 by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Common Stock, (ii) each director and executive officer of the Company who owns any shares of Common Stock or Class B Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares.

                                      Shares of Class B          Shares of Common
                                        Common Stock            Stock Beneficially     Percent of
Name and Address(1)                 Beneficially Owned(2)(3)         Owned(2)         Common Stock
-------------------                 ------------------------    ------------------    ------------
John H. Schwan                              109,890                 369,354(4)         38.6(5)

Stephen M. Merrick                           73,260                 329,429(6)         34.9(5)

Howard W. Schwan                             54,945                  91,463(7)         15.5(5)

Brent Anderson                                   --                  30,700(8)          3.7(5)

Samuel Komar                                     --                  20,900(9)          2.5(5)

Mark Van Dyke                                    --                  20,000(10)         2.4(5)

Stanley M. Brown                                 --                   6,952(11)           *
 747 Glenn Avenue
 Wheeling, Illinois 60090

Bret Tayne                                       --                   5,837(12)           *
 6834 N. Kostner Avenue
 Lincolnwood, Illinois 60712

                                      Shares of Class B          Shares of Common
                                        Common Stock            Stock Beneficially     Percent of
Name and Address(1)                 Beneficially Owned(2)(3)         Owned(2)         Common Stock
-------------------                 ------------------------    ------------------    ------------
Michael Schrimmer                                --                 102,000            12.7
 1161 Lake Cook Road
 Suite B
 Deerfield, Illinois 60015

Frances Ann Rohlen                           91,575                  51,170            15.9(5)
 c/o Cheshire Partners
 1504 Wells
 Chicago, Illinois 60610

All directors and executive                 238,095                 874,635            61.4(5)
officers as a group (8 persons)

----------
*less than one percent

(1) Except as otherwise indicated, the address of each stockholder listed above is c/o CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Figures below represent all Class B Common Stock outstanding. Beneficial ownership of shares of Class B Common Stock for Messrs. Merrick, John Schwan, Howard Schwan and Ms. Rohlen include indirect ownership of such shares through CTI Investors, L.L.C. See "Certain Transactions."

(4) Includes warrants to purchase up to 20,641 shares of Common Stock at $2.73 per share, warrants to purchase up to 207,346 shares of Common Stock at $1.688 per share, warrants to purchase up to 66,666 shares of Common Stock at $1.78 per share, options to purchase up to 13,333 shares of Common Stock at $8.25 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.475 per share granted under the Company's 1999 Stock Option Plan.

                       (footnotes continued on next page)

(5) Assumes conversion of all shares of Class B Common Stock owned by the named person or collective into shares of Common Stock and the exercise of all warrants and options owned by the named person or collective into shares of Common Stock.

(6) Includes warrants to purchase up to 24,176 shares of Common Stock at $2.73 per share, warrants to purchase up to 186,612 shares of Common Stock at $1.688 per share, warrants to purchase up to 33,334 shares of Common Stock at $1.78 per share, options to purchase up to 13,333 shares of Common Stock at $8.25 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.475 per share granted under the Company's 1999 Stock Option Plan.

(7) Includes warrants to purchase up to 25,641 shares of Common Stock at $2.73 per share, warrants to purchase up to 29,621 shares of Common Stock at $1.688 per share, options to purchase up to 13,333 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(8) Includes options to purchase up to 4,000 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 7,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan and options to purchase up to 15,000 shares of Common Stock at $1.75 per share, granted under the Company's 2001 Stock Option Plan.

(9) Includes options to purchase up to 4,000 shares of Common Stock at $7.00 per share granted under the Company's 1997 Stock Option Plan, options to purchase up to 6,700 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan, options to purchase up to 10,000 shares of Common Stock at $1.75 per share granted under the Company's 2001 Stock Option Plan, and 200 shares of Common Stock held by immediate family members.

(10) Includes options to purchase up to 20,000 shares of Common Stock at $1.75 per share granted under the Company's 2001 Stock Option Plan.

(11) Includes options to purchase up to 1,667 shares of Common Stock at $7.50 per share and options to purchase up to 1,667 shares of Common Stock at $12.00 per share, both granted under the Company's 1997 Stock Option Plan, and options to purchase up to 3,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(12) Includes options to purchase up to 1,667 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 3,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

PROPOSAL ONE - ELECTION OF DIRECTORS

      Five directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2003. Three directors will be elected by holders of Class B Common Stock, voting separately as a class, and the remaining two directors will be elected by the holders of the Common Stock and Class B Common Stock, voting together as a class. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees

      The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

      Class B Common Stock Nominees

      John H. Schwan, age 57, Chairman. Mr. Schwan has been an officer and director of the Company since January, 1996. Mr. Schwan has been the President and principal executive officer of Packaging Systems and affiliated companies for over the last 14 years. Mr. Schwan has over 20 years of general management experience, including manufacturing, marketing and sales. Mr. Schwan served in the U.S. Army Infantry in Vietnam from 1966 to 1969, where he attained the rank of First Lieutenant.

      Stephen M. Merrick, age 60, Executive Vice President and Secretary. Mr. Merrick was President of the Company from January, 1996 to June, 1997 when he became Chief Executive Officer of the Company. In October, 1999, Mr. Merrick became Executive Vice President. Mr. Merrick is a principal of the law firm of Merrick & Klimek, P.C. of Chicago, Illinois and has been engaged in the practice of law for more than 30 years. Mr. Merrick is also Senior Vice President, Director and a member of the Management Committee of Reliv International, Inc. (NASDAQ), a manufacturer and direct marketer of nutritional supplements and food products.

      Howard W. Schwan, age 47, President. Mr. Schwan has been associated with the Company for 19 years, principally in the management of the production and engineering operations of the Company. Mr. Schwan was appointed as Vice President of Manufacturing in November, 1990, was appointed as a director in January, 1996, and was appointed as President in June, 1997.

      John H. Schwan and Howard W. Schwan are brothers.

      Common Stock and Class B Common Stock Nominees

      Stanley M. Brown, age 55, Director. Mr. Brown was appointed as a director of the Company in January, 1996. Since March, 1996, Mr. Brown has been President of Inn-Room Systems, Inc., a manufacturer and lessor of in-room vending systems for hotels. From 1968 to 1989, Mr. Brown was with the United States Navy as a naval aviator, achieving the rank of Captain.

      Bret Tayne, age 43, Director. Mr. Tayne was appointed as a director of the Company in December, 1997. Mr. Tayne has been the President of Everede Tool Company, a manufacturer of industrial cutting tools, since January, 1992. Prior to that, Mr. Tayne was Executive Vice President of Unifin, a commercial finance company, since 1986. Mr. Tayne received a Bachelor of Science degree from Tufts University and an MBA from Northwestern University.

Executive Officers Other Than Nominees

      Mark Van Dyke, age 52, Senior Vice President. Mr. Van Dyke rejoined the Company in August, 2001, after having been employed by M&D Balloons, Inc. for eight years, where he had achieved the position of Executive Director. Mr. Van Dyke was previously employed by the Company for 12 years prior to his employment with M&D Balloons, Inc. Overall, Mr. Van Dyke has over 24 years of experience in the balloon industry.

      Brent Anderson, age 35, Vice President of Manufacturing. Mr. Anderson has been employed by the Company since January, 1989, and has held a number of engineering positions with the Company including Plant Engineer and Plant Manager. In such capacities Mr. Anderson was responsible for the design and manufacture of much of the Company's manufacturing equipment. Mr. Anderson was appointed Vice President of Manufacturing in June, 1997.

      Samuel Komar, age 45, Vice President of Sales. Mr. Komar has been employed by the Company since March of 1998, and was named Vice-President of Sales in September of 2001. Mr. Komar has worked in sales for 15 years, and prior to his employment with the Company, Mr. Komar was employed by Bob Gable & Associates, a manufacturer of sporting goods. Mr. Komar received a Bachelor of Science Degree in Sales and Marketing from Indiana University.

      Alfred J. Lescher, age 38, Controller. Mr. Lescher has been employed by the Company as Controller since February, 2002. He has been engaged in accounting since 1994 and has held accounting positions with several companies. He received a Bachelor of Science Degree in Finance from Arizona State University in 1988 and a Bachelor of Science in Accounting equivalency at DePaul University in 1993.

Committees of the Board of Directors

      The Company's Board of Directors has a standing Audit Committee. The Company has no standing nominating or compensation committees.

      Audit Committee

      Until January 29, 1998, the Company's Board of Directors acted as the Audit Committee, which is responsible for nominating the Company's independent accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with the Company's independent accountants, and reviewing the financial statements, audit practices and internal controls of the Company. On January 30, 1998, the Board of Directors elected a formal Audit Committee. The current members are Stanley M. Brown III and Bret Tayne. On June 5, 2000, the Board of

Directors adopted a formal Audit Committee Charter. During 2001, the Audit Committee held 3 meetings. Mr. Tayne attended all and Mr. Brown two of these meetings.

            Report of the Audit Committee. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

            The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

            The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the Company's internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

            In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

April 30, 2002

Stanley M. Brown, III, Audit Committee Chair

Bret Tayne, Audit Committee Member

      The Board of Directors met two times during fiscal 2001. Each director attended both meetings of the Board of Directors.

Executive Compensation

      The following table sets forth certain information with respect to the compensation paid or accrued by the Company to its President, Chief Executive Officer and any other officer who received compensation in excess of $100,000 ("Named Executive Officers").

                           Summary Compensation Table

                                               Annual Compensation                  Long Term Compensation
                                               -------------------                  ----------------------
                                                                                 Securities           All Other
       Name and                             Salary         Other Annual          Underlying         Compensation
  Principal Position         Year             ($)          Compensation            Options               ($)
-----------------------      ----         --------         ------------          ----------         ------------
Howard W. Schwan             2001         $150,000            $ 5,000                  --             $1,765(7)
President                    2000         $135,000            $ 9,719(1)           20,000(2)          $1,650(7)
                             1999         $129,900            $13,675(1)               --             $1,650(7)

Stephen M. Merrick           2001          $81,750                 --                  --                 --
Executive                    2000          $75,000                 --              20,000(3)              --
Vice-President               1999          $53,750                 --                  --                 --

Mark Van Dyke                2001          $45,900                 --              20,000(4)              --
Senior
Vice-President

Brent Anderson               2001          $82,700                 --              15,000(5)              --
Vice President of
Manufacturing

Samuel Komar                 2001          $85,000                 --              10,000(6)              --
Vice President of
Sales

----------
(1) Perquisites include country club membership of $7,360 in 1999 and $3,950 in 2000.

(2) Stock options to purchase up to 20,000 shares of the Company's Common Stock at $2.25 per share.

(3) Stock options to purchase up to 20,000 shares of the Company's Common Stock at $2.475 per share.

(4) Stock options to purchase up to 20,000 shares of the Company's Common Stock at $1.75 per share.

(5) Stock options to purchase up to 15,000 shares of the Company's Common Stock at $1.75 per share.

(6) Stock options to purchase up to 10,000 shares of the Company's Common Stock at $1.75 per share.

(7) Company contribution to the Company's 401(k) Plan as a pre-tax salary deferral.

      Certain Named Executive Officers have received warrants to purchase Common Stock of the Company in connection with their guarantee of certain bank loans secured by the Company and in connection with their participation in a private offering of notes and warrants conducted by the Company. See "Board of Director Affiliations and Related Transactions" below. The following stock option grants were made to certain of the Company's executive officers in the fiscal year ending December 31, 2001.

                        Option Grants in Last Fiscal Year
                                Individual Grants

                              Number of
                              Securities             % of Total Options
                              Underlying           Granted to Employees in     Exercise Price
          Name             Options Granted               Fiscal Year              ($/share)        Expiration Date
          ----             ---------------               -----------              ---------        ---------------
Mark Van Dyke                    20,000                     21.7%                   $1.75            12/27/2011

Brent Anderson                   15,000                     16.3%                   $1.75            12/27/2011

Samuel Komar                     10,000                     10.9%                   $1.75            12/27/2011

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                             Shares                   Number of Securities Underlying       Value of Unexercised In-
                           Acquired on       Value          Unexercised Options at             the-Money Options
                            Exercise       Realized            Year End (#)                   at Fiscal Year End ($)
     Name                      (#)            ($)        Exercisable/Unexercisable           Exercisable/Unexercisable
     ----                  -----------     --------   -------------------------------       --------------------------
John H. Schwan                  0              0                33,333/0                              $0/0(1)

Howard W. Schwan                0              0                13,333/0                              $0/0(1)

Stephen M. Merrick              0              0                13,333/0                              $0/0(1)

Mark Van Dyke                   0              0                20,000/0                              $0/0(1)

Brent Anderson                  0              0                26,000/0                              $0/0(1)

Samuel Komar                  300              0                27,700/0                              $0/0(1)

----------
(1) The value of unexercised in-the-money options is based on the difference between the exercise price and the fair market value of the Company's Common Stock on December 31, 2001.

Employment Agreements

      In June, 1997, the Company entered into an Employment Agreement with Howard W. Schwan as President, which provides for an annual salary of not less than $135,000. The term of the Agreement is through June 30, 2002. The Agreement contains covenants of Mr. Schwan with respect to the use of the Company's confidential information, establishes the Company's right to inventions created by Mr. Schwan during the term of his employment, and includes a covenant of Mr. Schwan not to compete with the Company for a period of three years after the date of termination of the Agreement.

Director Compensation

      John Schwan was compensated in the amount of $74,500 in fiscal 2001 for his services as Chairman of the Board of Directors. Except for John Schwan, directors received no cash compensation for their services as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 2001, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial shareholders were complied with.

Board of Directors Affiliations and Related Transactions

      In July, 2001, the Company issued Warrants to purchase up to 66,666 shares of the Company's Common Stock to John H. Schwan and 33,334 shares of the Company's Common Stock to Stephen M. Merrick. The warrants were issued in consideration of Mr. Schwan and Mr. Merrick guaranteeing and securing loans to the Company in the aggregate amount of approximately $1,600,000.00. The warrants are exercisable for a period of five years at a price of $1.78 per share.

      On November 9, 1999, the Company issued notes in the principal amounts of $50,000, $350,000 and $315,000 to Messrs. H. Schwan, J. Schwan and Merrick, respectively, in payment and replacement of prior notes in the same principal amounts. The maturity dates of the November, 1999 notes was November 9, 2001. As of that date, each payee under the November, 1999 notes had executed a consent to extend the maturity on said notes to March 1, 2004.

      Stephen M. Merrick, Executive Vice President of the Company, is a principal of the law firm of Merrick & Klimek, P.C., which serves as general counsel of the Company. In addition, Mr. Merrick is a principal stockholder of the Company. Other principals of the firm of Merrick & Klimek, P.C. own less than 1% of the Company's outstanding Common Stock. Legal fees incurred from the firm of Merrick & Klimek, P.C. for the fiscal years ended December 31, 2000 and December 31, 2001 were $124,308 and $121,305, respectively. Mr. Merrick is also an officer and director of Reliv International, Inc. (NASDAQ-RELV).

      John H. Schwan is President of Packaging Systems, L.L.C. and affiliated companies. The Company made purchases of packaging materials from these entities in the amount of $235,299 and $143,000 during each of the years ended December 31, 2000, and December 31, 2001, respectively.

      The Company believes that each of the transactions set forth above were entered into, and any future related party transactions will be entered into, on terms as fair as those obtainable from independent third parties. All related party transactions must be approved by a majority of disinterested directors.

PROPOSAL TWO - APPROVAL OF THE 2002 STOCK OPTION PLAN

General

      In the opinion of the Board of Directors, the Company and its stockholders will benefit substantially from having certain officers and key employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 2002 Stock Option Plan. Such options, in the opinion of the Board, will be a highly effective incentive, and will create a commonality of purpose between the Company's officers and key employees and its shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide these stock options to its officers and other key employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. The Board of Directors have previously adopted after shareholder approval, the Company's 2001 Stock Option Plan. Virtually all of the 100,000 shares of Common Stock that were authorized for issuance under that plan have been exhausted. Accordingly, the Board of Directors believes it is in the Company's best interests to adopt a new stock option plan which, if adopted, will authorize the Company to award stock options to its officers and other key employees and permit the Company to offer options pursuant to the Plan to certain consultants and advisors.

The Plan and Participants

      On April 24, 2002, the Board of Directors approved for adoption, the 2002 Stock Option Plan (the "Plan") which enables the Company to grant "incentive stock options," as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Plan authorizes the grant of options to purchase up to an aggregate of 120,000 shares of the Company's Common Stock, to (i) officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.

      The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix A hereto, and the following description is qualified in its entirety by reference to Appendix A.

      The Plan will be administered by the Committee, which will be appointed by the Company's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a "disinterested" person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, and the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

      The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to optionees under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16(b)-3. Unless previously terminated by the Board of Directors, the Plan will terminate on July 1, 2012, and no additional options may be granted under the Plan after that date.

Options Terms and Grants

      Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant (or 110% of fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options under the Plan to purchase Common Stock having a fair market value (determined as of the date of grant) which exceeds $100,000 with respect to incentive stock options which are exercisable for the first time by such optionee in any calendar year, under all stock option plans of the Company as of the date of grant. The maximum number of shares for which options may be issued to an employee of the Company during any calendar year may not exceed 100,000. Other than the limitations set forth above, there is no limitation on the number of non-qualified stock options which may be granted to any optionee pursuant to the Plan.

      Incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Non-qualified stock options may be granted for a term of up to ten years.

      The Plan provides that if a stock option or portion thereof expires or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

      Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

      As of the date hereof, no options have been granted pursuant to the Plan.

      Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws on intestate succession. Options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth months after the decedent's death. Options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six (6) months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

      The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalization and reorganizations.

Federal Tax Aspects of the Plan

      Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

      An employee will not be deemed to have received income upon the grant of an incentive stock option or, except as noted below, upon the exercise of such option. Unless Shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such Shares, the optionee will generally recognize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the Shares. If a sale is made prior to either of such dates, an optionee's gain on the sale of the Shares will be treated as ordinary income to the extent of the lesser of the excess of the fair market value of the Shares at the time of exercise over the option price and the excess of the amount realized on the sale of stock over the option price. The Company will be allowed a deduction at the time of sale in the amount of ordinary income recognized by the optionee. The balance of any gain realized will be treated as long-term or short-term capital gain depending upon the length of time the Shares were held by the optionee.

      Generally, the excess of the fair market value of an incentive stock option at the time of exercise (or, if the stock subject to the option is restricted within the meaning of Code Section 83, at such time as the Shares become transferable or are not longer subject to a substantial risk of forfeiture) over the option price constitutes an item of tax preference for purposes of calculating "alternative minimum taxable income" and may result in imposition of the "alternative minimum tax" for the participant pursuant to
Section 55 of the Code.

      Non-qualified options granted under the Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of non-qualified options under the Plan. When non-qualified options are exercised, however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

Vote Required for Approval of the Plan

      The Company's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

PROPOSAL THREE - SELECTION OF AUDITORS

Grant Thornton, L.L.P.

      Subject to ratification by the shareholders, the Board of Directors has reappointed Grant Thornton, L.L.P. as independent auditors to audit the financial statement of the Company for the current fiscal year. Aggregate fees billed to date for the last annual audit were $121,078, and all other fees billed to date were $116,781, including audit related services of $15,393 and nonaudit services of $0. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultants, internal audit and SEC registration statements.

      The Board of Directors have selected and approved Grant Thornton as the principal independent auditor to audit the financial statements of the Company for 2002, subject to ratification by the shareholders. It is expected that a representative of the firm of Grant Thornton, L.L.P. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" SUCH
RATIFICATION.

Stockholder Proposals for 2003 Proxy Statement

      Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, which is tentatively scheduled to be held on June 27, 2003 should be addressed to the Secretary, CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010, and must be received at such address no later than December 31, 2002. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting

      The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                             BY ORDER OF THE
                                             BOARD OF DIRECTORS


Dated: May 15, 2002                           /s/ Stephen M. Merrick
                                             -----------------------------------
                                             Stephen M. Merrick, Secretary

                                   APPENDIX A

                           CTI INDUSTRIES CORPORATION

                             2002 STOCK OPTION PLAN

1.    PURPOSE OF THE PLAN

      The purposes of the CTI Industries Corporation 2002 Stock Option Plan (the "Plan") are to enable the Company to attract and retain the services of officers and other key employees, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.    GENERAL PROVISIONS

      2.1   Definitions

      As used in the Plan:

      (a)   "Board of Directors" means the Board of Directors of the Company.

      (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

      (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

      (d)   "Common Stock" means the Company's Common Stock, no par value.

      (e) "Fair Market Value" means, with respect to a specific date, the value of the Common Stock as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

      (f) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under
            Section 422 of the Code.

      (g)   "NASDAQ" means the NASDAQ SmallCap Market

      (h) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.

      (i) "Participant" means a person to whom a Stock Option has been granted under the Plan.

      (j) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

      (k) "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

      (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

      2.2   Administration of the Plan

      (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a non-employee (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

      (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

      (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

      (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

      2.3   Effective Date

      The Plan shall become effective on April 24, 2002 upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

      2.4   Duration

      If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

      2.5   Shares Subject to the Plan

      The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 120,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

      2.6   Amendments

      The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

      (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

      (b)   Extends the term of the Plan; or

      (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

      (d) Otherwise materially increases the benefits accruing to Participants under the Plan;

      (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

      (f) Will cause Stock options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

      2.7   Participants and Grants

      Stock Options may be granted by the Committee to (i) officers and other employees of the Company and its Subsidiaries and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5, 3.6 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non- Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.    STOCK OPTIONS

      3.1   General

      All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

      3.2   Price

      Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted; provided, however, that the Board of Directors may authorize the grant of a Non- Qualified Stock Option with a purchase price per share less than the Fair Market Value if the amount of the difference between the option purchase price and the Fair Market Value is designated in the resolution authorizing the option.

      3.3   Period

      The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten
(10) years from the date of grant thereof.

      3.4   Exercise

      Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

      3.5   Payment

      The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 4.3, may be paid:

      (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

      (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

      (c)   By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

      3.6   Special Rules for Incentive Stock Options

      Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

      (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

      (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

      (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon the exercise and the date of disposition.

      (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

      3.7   Termination of Employment

      (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

      (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such disability accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive. For purposes of this paragraph, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

      (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such death accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive.

      (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

      (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment.

      3.8   Effect of Leaves of Absence

      It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of
(i) the date when such leave shall have lasted ninety (90) days in duration, or
(ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

      3.9   Limitation on Number of Options Granted to Employees

      The maximum number of shares for which options may be granted to an employee of the Company during any calender year shall not exceed 100,000.

4.    MISCELLANEOUS PROVISIONS

      4.1   Adjustments Upon Changes in Capitalization

      (a) In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made.

      (b) Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

      4.2   Non-Transferability

      No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

      4.3   Withholding

      The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the


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right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

      4.4   Compliance with Law and Approval of Regulatory Bodies

      No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

      4.5   No Right to Employment

      Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

      4.6   Exclusion from Pension Computations

      By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

      4.7   Abandonment of Options

      A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.


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      4.8   Severability

      If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

      4.9   Interpretation of the Plan

      Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

      4.10  Use of Proceeds

      Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

      4.11  Construction of Plan

      The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.

         BOARD OF DIRECTORS APPROVAL           April 24, 2002


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